EXHIBIT
                                                                            99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Streicher Mobile Fueling, Inc. (the "Company") on Form 10-Q for the quarterly period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of ThE Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/S/ RICHARD E. GATHRIGHT
-------------------------------------------------
Richard E. Gathright
President and Chief Executive Officer
February 14, 2003


/S/ MICHAEL S. SHORE
-------------------------------------------------
Michael S. Shore
Senior Vice President and Chief Financial Officer
February 14, 2003